UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2022
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Privia Health Group, Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware		001-40365	81-3599420
(State or other jurisdiction of incorporation or organization)		(Commission File No.)	(I.R.S. Employer Identification No.)

950 N. Glebe Rd.,
Suite 700
Arlington,	Virginia		22203
(Address of Principal Executive Offices)			(Zip Code)
(571) 366-8850
Registrant's telephone number, including area code

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PRVA	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On November 9, 2022, the Board of Directors (the “Board”) of Privia Health Group, Inc. (the “Company”) approved the Company’s Second Amended and Restated Bylaws (as so amended and restated, the “Amended Bylaws”), effective as of such date.
The Amended Bylaws update certain procedural requirements related to director nominations by stockholders in light of the recently adopted “universal proxy” rules of the U.S. Securities and Exchange Commission, including among other things: (i) requiring that a nominating stockholder’s notice must include the nominee’s written consent to being named in the Company’s proxy card to facilitate use of the universal proxy; (ii) requiring the notice to include a representation as to whether the stockholder intends to solicit holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and (iii) clarifying the Company’s ability to disregard a stockholder’s nomination in the event the stockholder does not comply with Rule 14a-19 under the Exchange Act with respect to any such nominations, including applicable notice and solicitation requirements. Further, the Amended Bylaws provide that any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, with the white proxy card being reserved for exclusive use by the Board.
The Amended Bylaws also update various other provisions, including among other things: (i) providing that notice of adjournments of a meeting the stockholders may be provided in any manner permitted by Delaware law; (ii) revising the advance notice requirements to require a stockholder proposing business or nominating directors to provide additional information about such stockholder’s ownership of securities in the Company, including full notional amount of any derivative securities or synthetic equity positions; (iii) providing for nominations following the public announcement of an increase in the size of the Board under certain circumstances; (iv) prohibiting a stockholder from nominating a greater number of director candidates than are subject to election by stockholders at a meeting; and (v) requiring a nominee to provide a representation regarding such nominee’s intent to serve as director for the entire term if elected.
The Amended Bylaws also include certain technical, conforming, modernizing or clarifying changes.
The foregoing description of the changes contained in the Amended Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibit:

Exhibit No.	Description
3.1	Second Amended and Restated Bylaws of Privia Health Group, Inc., adopted and in effect as of November 9, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIVIA HEALTH GROUP, INC.

Date: November 10, 2022	By:	/s/ Shawn Morris

Name: Shawn Morris
Title: Chief Executive Officer